Exhibit 10.2

FIRST amendment TO
Amended and restated registration rights agreement

dated as of

February 22, 2018

among

GOLDEN QUEEN MINING CO. LTD.,
as the Company,

and

THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009,

EHT, LLC,

THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009,

and the holders set forth on Schedule A hereto

First amendment to
amended and restated registration rights agreement

This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of February 22, 2018 among GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation, (the “Company”), THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009 (“LTC Lender”), EHT, LLC (“EHT Lender”), THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009 (together with the LTC Lender and EHT Lender, the “Lenders”) and the holders set forth on Schedule A (the “Clay Family Holders”).

WHEREAS, the Company, the Lenders and the Clay Family Holders are parties to the Amended and Restated Registration Rights Agreement, dated as of June 8, 2015 (the “Registration Rights Agreement”; all capitalized terms used but not otherwise defined herein will have the meanings ascribed thereto in the Registration Rights Agreement).

WHEREAS, the parties to the Registration Rights Agreement wish to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendments to the Registration Rights Agreement.

1.1       The definition of Registrable Securities in Section 1.1 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

“Registrable Securities” means (a) all Common Shares Beneficially Owned by the Lenders and the Clay Family Holders currently held or acquired prior to February 22, 2018, (b) any securities issued or issuable directly or indirectly with respect to such Common Shares described in clause (a) because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, share exchanges, reorganizations, consolidations, or similar events, including, without limitation, Common Shares underlying warrants issued in connection with the Term Loan Agreement and the securities issued in connection with the rights offering by the Company substantially as described in the final short form prospectus dated November 24, 2017 and filed with the securities regulatory authorities in the provinces of British Columbia, Alberta and Ontario, Canada, and (c) any of such Common Shares or other securities transferred to a Transferee, but excluding, as to any particular Registrable Securities, (i) Common Shares, if any, which have been transferred pursuant to a Registration Statement that is effective under the Securities Act, (ii) Common Shares, owned by Holders who are not Affiliates of the Company, that are eligible for sale without restriction pursuant to Rule 144(b)(1)(i) (or any successor provision) under the Securities Act, (iii) Common Shares which are otherwise eligible to be sold to the public without application of the volume restrictions pursuant to Rule 144 (or any successor provision) under the Securities Act and (iv) Common Shares or other securities which have been transferred to any Person who is not a Transferee.”

2.       General.

2.1       This Agreement is an amendment to the Registration Rights Agreement and is intended to be legally binding. Unless the context otherwise requires, the Registration Rights Agreement and this Agreement will be read together and will have effect as if the provisions of the Registration Rights Agreement and this Agreement were contained in one agreement. Except as hereby amended, all terms, conditions, representations and agreements of the Registration Rights Agreement remain the same, in full force and effect and are hereby ratified and confirmed by the parties.

2.2       This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first above written.

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Brenda Dayton
Name: Brenda Dayton
Title: Corporate Secretary

THE LENDERS:

THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED
MARCH 6, 2009

	By:	/s/ Thomas M. Clay
Thomas M. Clay, Trustee

EHT, LLC

	By:	/s/ Jonathan C. Clay
Jonathan C. Clay, Manager

THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009

	By:	/s/ Thomas M. Clay
Thomas M. Clay, Trustee

[Signature Page to First Amendment to Amended and Restated Registration Rights Agreement]

/s/ Cassius M.C. Clay
Cassius M.C. Clay

/s/ Whitney Clay
Whitney Clay, as custodian for James Clay

/s/ Jonathan Clay
Jonathan Clay

/s/ Landon H. Clay
Landon H. Clay

/s/ Lavinia D. Clay
Lavinia D. Clay

/s/ Richard T. Clay
Richard T. Clay

/s/ Thomas M. Clay
Thomas M. Clay

933 MILLEDGE LLC

By:	/s/ Jonathan Clay
Name: Jonathan C. Clay
Title: Member

ARCTIC COAST PETROLEUMS LTD.

By:	/s/ Thomas M. Clay
Name: Thomas M. Clay
Title: Vice-President

[Signature Page to First Amendment to Amended and Restated Registration Rights Agreement]

ESTATE OF LANDON THOMAS CLAY

By:	/s/ Thomas M. Clay
Name: Thomas M. Clay
Title: Executor

LANDON T. CLAY TRADITIONAL IRA

By:	/s/ Thomas M. Clay
Name: Thomas M. Clay
Title: Executor of the Estate of Landon T. Clay

LTC CORPORATION

By:	/s/ Thomas M. Clay
Name: Thomas M. Clay
Title: President

THE MONADNOCK CHARITABLE
ANNUITY LEAD TRUST DATED MAY 31, 1996

By:	/s/ Brian James
Name: Brian James
Title: Trustee

THE SKADUTAKEE CHARITABLE
ANNUITY LEAD TRUST DATED JUNE 28, 1993

By:	/s/ Brain James
Name: Brian James
Title: Trustee

[Signature Page to First Amendment to Amended and Restated Registration Rights Agreement]

Schedule A to Amended and Restated Registration Rights Agreement, dated June 8, 2015, as Amended

Cassius M.C. Clay

Whitney Clay, as custodian for James Clay

Jonathan Clay

Landon H. Clay

Lavinia D. Clay

Richard T. Clay

Thomas M. Clay

933 Milledge LLC

Arctic Coast Petroleums Ltd.

Estate of Landon Thomas Clay

Landon T. Clay Traditional IRA

LTC Corporation

The Monadnock Charitable Annuity Lead Trust Dated May 31, 1996

The Skadutakee Charitable Annuity Lead Trust Dated June 28, 1993

[Signature Page to First Amendment to Amended and Restated Registration Rights Agreement]